UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03143

Templeton Global Smaller Companies Fund

(Exact name of registrant as specified in charter)

300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923
(Address of principal executive offices)   (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906

(Name and address of agent for service)

Registrant's telephone number, including area code: (954) 527-7500_

Date of fiscal year end: _8/31__

Date of reporting period:  8/31/14__

Item 1. Reports to Stockholders.

Annual Report and Shareholder Letter

August 31, 2014

Templeton Global Smaller Companies Fund

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Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Focus on Investment Excellence

At the core of our firm, you’ll find multiple independent investment teams—each with a focused area of expertise—from traditional to alternative strategies and multi-asset solutions. And because our portfolio groups operate autonomously, their strategies can be combined to deliver true style and asset class diversification.

All of our investment teams share a common commitment to excellence grounded in rigorous, fundamental research and robust, disciplined risk management. Decade after decade, our consistent, research-driven processes have helped Franklin Templeton earn an impressive record of strong, long-term results.

Global Perspective Shaped by Local Expertise

In today’s complex and interconnected world, smart investing demands a global perspective. Franklin Templeton pioneered international investing over 60 years ago, and our expertise in emerging markets spans more than a quarter of a century. Today, our investment professionals are on the ground across the globe, spotting investment ideas and potential risks firsthand. These locally based teams bring in-depth understanding of local companies, economies and cultural nuances, and share their best thinking across our global research network.

Strength and Experience

Franklin Templeton is a global leader in asset management serving clients in over 150 countries.1 We run our business with the same prudence we apply to asset management, staying focused on delivering relevant investment solutions, strong long-term results and reliable, personal service. This approach, focused on putting clients first, has helped us to become one of the most trusted names in financial services.

1. As of 12/31/13. Clients are represented by the total number of shareholder accounts.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Contents

Shareholder Letter	1
Annual Report
Templeton Global
Smaller Companies Fund	3
Performance Summary	6
Your Fund’s Expenses	11
Financial Highlights and
Statement of Investments	13
Financial Statements	21
Notes to Financial Statements	25
Report of Independent Registered
Public Accounting Firm	34
Tax Information	35
Board Members and Officers	36
Shareholder Information	41

Annual Report

Templeton Global Smaller Companies Fund

This annual report for Templeton Global Smaller Companies Fund covers the fiscal year ended August 31, 2014.

Your Fund’s Goal and Main Investments

Templeton Global Smaller Companies Fund seeks to achieve long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of smaller companies located anywhere in the world.

Performance Overview

For the 12 months under review, Templeton Global Smaller Companies Fund – Class A delivered a cumulative total return of +18.09%. In comparison, the MSCI All Country World Index (ACWI) Small Cap Index, which measures performance of small capitalization companies in global developed and emerging markets, posted a +21.25% total return.1,2 Please note index performance information is provided for reference and we do not attempt to track the index but rather undertake investments on the basis of fundamental research. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 6.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Economic and Market Overview

The global economy grew moderately during the 12 months under review as many developed markets continued to recover and many emerging markets continued to grow. Major developed market central banks reaffirmed their accommodative monetary policies in an effort to support the ongoing recovery. Some emerging market central banks cut interest rates to boost economic growth, while others raised rates to control inflation and currency depreciation.

U.S. economic growth trends were generally encouraging during the period, despite a contraction in gross domestic product (GDP) in the first quarter of 2014. In January 2014, the U.S. Federal Reserve Board (Fed) began reducing its bond purchases $10 billion a month, based on largely positive economic and employment data in late 2013. Fed comments made in July and August 2014 indicated the central bank was committed to supporting the U.S. recovery, although policymakers were divided on when to raise key interest rates. Fed Chair Janet Yellen took the middle ground about the exact timing, saying rates could rise sooner than expected and at a brisker pace in the case of “faster convergence” toward the Fed’s labor and inflation goals, or rates could remain low if progress toward the Fed’s goals was slower than expected.

Outside the U.S., the U.K. economy grew relatively well, supported by the services and manufacturing sectors. In the second quarter of 2014, GDP registered expansion at pre-crisis levels. Although out of recession, the eurozone experienced deflation-ary risks and lackluster employment trends. Economic growth remained subdued and weaker than expected as concerns arose about the potential negative impacts to growth from the crisis in

1. Source: © 2014 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
2. Source: MSCI.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 17.

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TEMPLETON GLOBAL SMALLER COMPANIES FUND

Top 10 Countries
Based on Equity Securities
8/31/14
% of Total
Net Assets
U.S.	35.9%
Japan	9.9%
South Korea	7.1%
Canada	6.2%
U.K.	4.5%
Switzerland	3.2%
Hong Kong	3.2%
Germany	3.1%
Finland	2.7%
Netherlands	2.6%

Ukraine and tension in the Middle East. In June 2014, the European Central Bank reduced its main interest rate and, for the first time, set a negative deposit rate. After recording strong growth in the first quarter of 2014, Japan’s economy weakened in the second quarter as consumption and investments plunged after a sales tax increase in April. The Bank of Japan (BOJ) kept its accommodative monetary policy unchanged as it maintained an upbeat inflation forecast and reiterated that the economy continued to recover moderately despite challenges resulting from the sales tax increase. In August, the BOJ hinted at rolling out additional stimulus if the economic situation worsened.

In several emerging markets, including China, growth remained solid though moderating as domestic demand and exports were relatively soft. Emerging market equities generally rose for the 12-month period despite volatility resulting from concerns about moderating economic growth, geopolitical tensions in certain regions and the potential impact of the Fed’s tapering its asset purchases. Many emerging market currencies depreciated against the U.S. dollar, leading central banks in several countries, including Brazil, India, Turkey and South Africa, to raise interest rates in an effort to curb inflation and support their currencies.

Stocks in developed markets advanced overall during the period amid a generally accommodative monetary policy environment, continued strength in corporate earnings and signs of an economic recovery. Global government and corporate bonds delivered solid performance as interest rates in many developed market countries remained low. Oil and gold prices were volatile and ended lower for the 12-month period. The U.S. dollar appreciated slightly compared to most currencies.

Investment Strategy

At Templeton, when choosing investments for this Fund, we take a bottom-up, value-oriented, long-term approach, focusing on the market price of a company’s securities relative to our evaluation of the company’s long-term earnings, asset value and cash flow growth potential. We also consider the company’s price/earnings ratio, profit margins and liquidation value.

Top 10 Equity Holdings
8/31/14
Company	% of Total
Sector/Industry, Country	Net Assets
AllianceBernstein Holding LP	2.2%
Capital Markets, U.S.
Heidrick & Struggles International Inc.	2.0%
Professional Services, U.S.
Hillenbrand Inc.	2.0%
Machinery, U.S.
Stillwater Mining Co.	1.9%
Metals & Mining, U.S.
Gerresheimer AG	1.9%
Life Sciences Tools & Services, Germany
Techtronic Industries Co. Ltd.	1.8%
Household Durables, Hong Kong
Hibbett Sports Inc.	1.8%
Specialty Retail, U.S.
Amer Sports OYJ	1.8%
Leisure Products, Finland
Columbia Sportswear Co.	1.7%
Textiles, Apparel & Luxury Goods, U.S.
Tutor Perini Corp.	1.7%
Construction & Engineering, U.S.

Manager’s Discussion

Several holdings performed well during the 12-month period under review. ArcBest, formerly Arkansas Best, is one of North America’s largest motor carriers for shipping relatively small freight loads. Share prices rose as the company’s financial performance improved during the period. ArcBest has a net cash balance sheet and a strong management team, and company and industry fundamentals have slowly recovered. We believe a healthier U.S. economy and the company’s strong operating leverage could produce solid stock performance over the long term.

AllianceBernstein Holding is one of the largest U.S.-based asset managers. The company’s share price recovered from earlier lows because of marked improvement in the company’s equity asset performance and a stock market turnaround. AllianceBernstein also benefited from its strong free cash flow and solid balance sheet.

4 | Annual Report franklintempleton.com

TEMPLETON GLOBAL SMALLER COMPANIES FUND

Switzerland-based Logitech International sells computer accessories for home use. Its product portfolio includes computer mice, keyboards, webcams, gaming controllers, earphones and remotes. Share prices were up significantly based on earnings that beat analyst estimates. Logitech remains focused on renewed efforts in research and development.

In contrast, some holdings performed poorly during the period. Based in the San Francisco Bay Area, LeapFrog Enterprises is the leading maker of technology-based educational toys and products for young children. LeapFrog had a strong brand name synonymous with electronic learning and a strong balance sheet during the period. These features helped the company experience a turnaround in performance. We believe the company could expand following a period of declining business activity, as LeapFrog’s debt was limited and its operating margins were at unsustainably depressed levels that could improve. LeapFrog’s management took the proper steps in returning the company back to profitability, in our view.

The share price of Swedish cosmetics retailer Oriflame Cosmetics slipped to its lowest level in nearly nine years after the company missed earnings estimates and issued weak guidance. Heavy exposure to Russia and Ukraine, which account for over one-third of Oriflame’s sales, also intensified downward pressure on the stock. Nevertheless, Oriflame has a long track record of managing through times of volatility, and we believe the market undervalued the firm’s long-term growth potential as it cut costs, increased salesforce productivity and expanded its presence in attractive new markets.

Steiner Leisure Limited is a dominant worldwide provider of spa services, serving over 90% of the capacity of the cruise industry. The company’s operations include spas and salons on 146 cruise ships and in 70 resort spas and two luxury day spas. Steiner is an attractively valued company with a powerful niche in the cruise industry and benefits from the positive demographic trends of the cruise industry without the high operating leverage and risk of margin depression from higher fuel costs. Despite recent weakness in on-board revenues and share price performance, we believe that revenue should grow as consumer demand strengthens.

Thank you for your continued participation in Templeton Global Smaller Companies Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of August 31, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no repre-
sentation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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TEMPLETON GLOBAL SMALLER COMPANIES FUND

Performance Summary as of August 31, 2014

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	8/31/14	8/31/13		Change
A (TEMGX)	$9.20	$7.81	+$	1.39
C (TESGX)	$8.83	$7.53	+$	1.30
R6 (FBOGX)	$9.25	$7.84	+$	1.41
Advisor (TGSAX)	$9.24	$7.84	+$	1.40

Distributions (9/1/13–8/31/14)

Dividend
Share Class	Income
A	$0.0220
R6	$0.0551
Advisor	$0.0407

6 | Annual Report

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TEMPLETON GLOBAL SMALLER COMPANIES FUND
PERFORMANCE SUMMARY

Performance as of 8/31/14

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only;

Class R6/Advisor Class: no sales charges.

					Value of		Average Annual
								Total Annual Operating Expenses[5]
		Cumulative		Average Annual	$10,000		Total Return
Share Class		Total Return[1]		Total Return[2]	Investment[3]		(9/30/14)[4]	(with waiver)	(without waiver)
A								N/A	1.39%
1-Year	+	18.09%	+	11.25%	$11,125		-1.56%
5-Year	+	76.93%	+	10.77%	$16,678	+	8.11%
10-Year	+	121.72%	+	7.65%	$20,898	+	6.65%
C								N/A	2.14%
1-Year	+	17.26%	+	16.26%	$11,626	+	2.73%
5-Year	+	70.58%	+	11.27%	$17,058	+	8.59%
10-Year	+	105.61%	+	7.47%	$20,561	+	6.48%
R6[6]								0.95%	3.26%
1-Year	+	18.72%	+	18.72%	$11,872	+	4.94%
Since Inception (5/1/13)	+	25.27%	+	18.40%	$12,527	+	12.73%
Advisor								N/A	1.14%
1-Year	+	18.40%	+	18.40%	$11,840	+	4.78%
5-Year	+	79.29%	+	12.39%	$17,929	+	9.65%
10-Year	+	127.28%	+	8.56%	$22,728	+	7.55%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

franklintempleton.com

Annual Report

| 7

TEMPLETON GLOBAL SMALLER COMPANIES FUND PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Class A (9/1/04–8/31/14)

$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
9/04
8/06
8/08
8/10
8/12
8/14
$28,331
$20,898
$12,552
Templeton Global Smaller Companies Fund
MSCI ACWI Small Cap Index[7,8]
CPI[9]

Average Annual Total Return

Class A	8/31/14
1-Year	+11.25%
5-Year	+10.77%
10-Year	+7.65%

Class C (9/1/04–8/31/14)

$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
9/04
8/06
8/08
8/10
8/12
8/14
$28,331
$20,561
$12,552
Templeton Global Smaller Companies Fund
MSCI ACWI Small Cap Index[7,8]
CPI[9]

Average Annual Total Return

Class C	8/31/14
1-Year	+16.26%
5-Year	+11.27%
10-Year	+7.47%

8 | Annual Report franklintempleton.com

TEMPLETON GLOBAL SMALLER COMPANIES FUND PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment (continued)

franklintempleton.com Annual Report | 9

TEMPLETON GLOBAL SMALLER COMPANIES FUND
PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in emerging markets involve heightened risks related to the same factors, in addition to those associated with these markets’ smaller size and lesser liquidity. Smaller, midsized and relatively new or unseasoned companies can be particularly sensitive to changing eco-
nomic conditions, and their prospects for growth are less certain than those of larger, more established companies. In addition, smaller company stocks have historically exhibited greater price volatility than larger company stocks, particularly over the short term. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: These shares have higher annual fees and expenses than Class A shares.

Class R6: Shares are available to certain eligible investors as described in the prospectus.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated.
3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
6. Class R6 has an expense reduction contractually guaranteed through at least 12/31/15. Fund investment results reflect the expense reduction, to the extent applicable;
without this reduction, the results would have been lower.
7. Source: © 2014 Morningstar. The MSCI ACWI Small Cap Index is a free float-adjusted, market capitalization-weighted index designed to measure performance of small cap equity securities of global developed and emerging markets.
8. Source: MSCI.
9. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index (CPI) is a commonly used measure of the inflation rate.

10 | Annual Report franklintempleton.com

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribu- tion and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

TEMPLETON GLOBAL SMALLER COMPANIES FUND

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

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Annual Report

| 11

TEMPLETON GLOBAL SMALLER COMPANIES FUND
YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 3/1/14	Value 8/31/14	Period* 3/1/14–8/31/14
A
Actual	$1,000	$1,017.70	$6.76
Hypothetical (5% return before expenses)	$1,000	$1,018.50	$6.77
C
Actual	$1,000	$1,013.80	$10.56
Hypothetical (5% return before expenses)	$1,000	$1,014.72	$10.56
R6
Actual	$1,000	$1,019.80	$4.68
Hypothetical (5% return before expenses)	$1,000	$1,020.57	$4.69
Advisor
Actual	$1,000	$1,019.90	$5.50
Hypothetical (5% return before expenses)	$1,000	$1,019.76	$5.50

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 1.33%; C: 2.08%; R6: 0.92% (net of expense waivers); and Advisor: 1.08%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

12 | Annual Report

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	TEMPLETON GLOBAL SMALLER COMPANIES FUND

Financial Highlights
		Year Ended August 31,
	2014	2013	2012	2011	2010
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$7.81	$6.39	$6.61	$6.06	$5.42
Income from investment operations[a]:
Net investment income[b]	0.03	0.05	0.07	0.06	0.01
Net realized and unrealized gains (losses)	1.38	1.47	(0.23)	0.51	0.70
Total from investment operations	1.41	1.52	(0.16)	0.57	0.71
Less distributions from net investment income	(0.02)	(0.10)	(0.06)	(0.02)	(0.07)
Net asset value, end of year	$9.20	$7.81	$6.39	$6.61	$6.06

Total return[c]	18.09%	24.04%	(2.31)%	9.31%	13.11%

Ratios to average net assets
Expenses	1.34%	1.39%[d]	1.41%	1.35%[d]	1.39%[d]
Net investment income	0.28%	0.72%	1.06%	0.80%	0.23%

Supplemental data
Net assets, end of year (000’s)	$1,082,873	$892,067	$726,065	$833,869	$816,589
Portfolio turnover rate	25.64%	27.67%	25.44%	23.31%	22.33%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
dBenefit of expense reduction rounds to less than 0.01%.

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The accompanying notes are an integral part of these financial statements. | Annual Report | 13

TEMPLETON GLOBAL SMALLER COMPANIES FUND
FINANCIAL HIGHLIGHTS

		Year Ended August 31,
	2014	2013	2012	2011	2010
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$7.53	$6.16	$6.39	$5.88	$5.28
Income from investment operations[a]:
Net investment income (loss)[b]	(0.04)	—[c]	0.02	—[c]	(0.03)
Net realized and unrealized gains (losses)	1.34	1.42	(0.23)	0.51	0.68
Total from investment operations	1.30	1.42	(0.21)	0.51	0.65
Less distributions from net investment income	—	(0.05)	(0.02)	—	(0.05)
Net asset value, end of year	$8.83	$7.53	$6.16	$6.39	$5.88

Total return[d]	17.26%	23.19%	(3.07)%	8.67%	12.27%

Ratios to average net assets
Expenses	2.09%	2.14%[e]	2.16%	2.10%[e]	2.14%[e]
Net investment income (loss)	(0.47)%	(0.03)%	0.31%	0.05%	(0.52)%

Supplemental data
Net assets, end of year (000’s)	$47,636	$39,726	$34,090	$42,043	$36,390
Portfolio turnover rate	25.64%	27.67%	25.44%	23.31%	22.33%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cAmount rounds to less than $0.01 per share.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
eBenefit of expense reduction rounds to less than 0.01%.

14 | Annual Report | The accompanying notes are an integral part of these financial statements.

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TEMPLETON GLOBAL SMALLER COMPANIES FUND
FINANCIAL HIGHLIGHTS

	Year Ended August 31,
	2014	2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$7.84	$7.43
Income from investment operations[b]:
Net investment income[c]	0.09	0.03
Net realized and unrealized gains (losses)	1.38	0.38
Total from investment operations	1.47	0.41
Less distributions from net investment income	(0.06)	—
Net asset value, end of year	$9.25	$7.84

Total return[d]	18.72%	5.52%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	0.92%	3.26%
Expenses net of waiver and payments by affiliates	0.92%	0.95%[f]
Net investment income (loss)	0.70%	(1.15)%

Supplemental data
Net assets, end of year (000’s)	$26,371	$5
Portfolio turnover rate	25.64%	27.67%

aFor the period May 1, 2013 (effective date) to August 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of expense reduction rounds to less than 0.01%.

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The accompanying notes are an integral part of these financial statements. | Annual Report | 15

TEMPLETON GLOBAL SMALLER COMPANIES FUND
FINANCIAL HIGHLIGHTS

		Year Ended August 31,
	2014	2013	2012	2011	2010
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$7.84	$6.41	$6.63	$6.08	$5.43
Income from investment operations[a]:
Net investment income[b]	0.03	0.07	0.08	0.08	0.03
Net realized and unrealized gains (losses)	1.41	1.48	(0.23)	0.51	0.69
Total from investment operations	1.44	1.55	(0.15)	0.59	0.72
Less distributions from net investment income	(0.04)	(0.12)	(0.07)	(0.04)	(0.07)
Net asset value, end of year	$9.24	$7.84	$6.41	$6.63	$6.08

Total return	18.40%	24.43%	(2.07)%	9.60%	13.38%

Ratios to average net assets
Expenses	1.09%	1.14%[c]	1.16%	1.10%[c]	1.14%[c]
Net investment income	0.53%	0.97%	1.31%	1.05%	0.48%

Supplemental data
Net assets, end of year (000’s)	$62,955	$140,733	$116,877	$113,402	$95,765
Portfolio turnover rate	25.64%	27.67%	25.44%	23.31%	22.33%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cBenefit of expense reduction rounds to less than 0.01%.

16 | Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

TEMPLETON GLOBAL SMALLER COMPANIES FUND

Statement of Investments, August 31, 2014
	Industry	Shares/Units	Value
Common Stocks and Other Equity Interests 93.7%
Austria 0.7%
Wienerberger AG	Building Products	542,738	$8,114,808
Bahamas 1.0%
[a] Steiner Leisure Ltd.	Diversified Consumer Services	290,380	12,346,958
Belgium 1.0%
Barco NV	Electronic Equipment, Instruments & Components	167,740	11,887,578
Brazil 0.5%
Companhia de Saneamento de Minas
Gerais	Water Utilities	372,500	6,655,202
Canada 6.2%
Canaccord Genuity Group Inc.	Capital Markets	1,124,300	12,470,393
Dorel Industries Inc., B	Household Durables	238,300	8,054,378
Ensign Energy Services Inc.	Energy Equipment & Services	230,400	3,456,106
Genworth MI Canada Inc.	Thrifts & Mortgage Finance	178,900	6,334,636
HudBay Minerals Inc.	Metals & Mining	1,890,650	19,127,334
Major Drilling Group International Inc.	Metals & Mining	1,583,500	11,883,896
Mullen Group Ltd.	Energy Equipment & Services	304,600	8,129,763
Trican Well Service Ltd.	Energy Equipment & Services	402,600	5,817,020
			75,273,526
China 1.4%
Digital China Holdings Ltd.	Electronic Equipment, Instruments & Components	4,051,000	3,920,297
Shenguan Holdings Group Ltd.	Food Products	20,330,000	7,397,449
Yingde Gases Group Co. Ltd.	Chemicals	5,163,000	5,522,709
			16,840,455
Finland 2.7%
Amer Sports OYJ	Leisure Products	1,089,557	21,759,020
Huhtamaki OYJ	Containers & Packaging	433,970	11,631,498
			33,390,518
France 0.6%
Ipsos	Media	258,820	7,729,351
Germany 2.6%
Gerresheimer AG	Life Sciences Tools & Services	314,610	22,734,269
[a] Kloeckner & Co. SE	Trading Companies & Distributors	650,140	8,892,081
			31,626,350
Greece 0.5%
[a] JUMBO SA	Specialty Retail	402,447	5,922,056
Hong Kong 3.2%
Luk Fook Holdings (International) Ltd.	Specialty Retail	3,034,000	9,512,997
Techtronic Industries Co. Ltd.	Household Durables	7,319,000	22,381,830
Value Partners Group Ltd.	Capital Markets	8,730,000	6,747,401
			38,642,228
India 0.6%
Jain Irrigation Systems Ltd.	Machinery	4,981,389	7,325,572
Italy 2.2%
Amplifon SpA	Health Care Providers & Services	708,901	4,092,526
Azimut Holding SpA	Capital Markets	221,610	5,767,925

franklintempleton.com		Annual Report | 17

TEMPLETON GLOBAL SMALLER COMPANIES FUND
STATEMENT OF INVESTMENTS

	Industry	Shares/Units	Value
Common Stocks and Other Equity Interests (continued)
Italy (continued)
Marr SpA	Food & Staples Retailing	396,973	$6,206,599
[a] Sorin SpA	Health Care Equipment & Supplies	4,314,669	10,884,150
			26,951,200
Japan 9.9%
Asics Corp.	Textiles, Apparel & Luxury Goods	923,400	18,910,820
Capcom Co. Ltd.	Software	307,800	5,649,877
Descente Ltd.	Textiles, Apparel & Luxury Goods	276,000	2,381,894
en-japan Inc.	Professional Services	1,600	34,320
Keihin Corp.	Auto Components	409,900	5,786,777
Kobayashi Pharmaceutical Co. Ltd.	Personal Products	324,110	20,775,683
MEITEC Corp.	Professional Services	452,700	14,574,456
Nissin Kogyo Co. Ltd.	Auto Components	248,670	4,488,033
Seria Co. Ltd.	Multiline Retail	150,300	6,174,931
Shinko Plantech Co. Ltd.	Energy Equipment & Services	759,700	5,891,864
Square Enix Holdings Co. Ltd.	Software	488,800	11,227,063
Tokai Rika Co. Ltd.	Auto Components	351,500	6,975,614
Tsumura & Co.	Pharmaceuticals	477,800	12,209,603
Unipres Corp.	Auto Components	312,900	6,179,516
			121,260,451
Luxembourg 0.8%
[a] Grand City Properties S.A.	Real Estate Management & Development	739,400	9,471,742
Netherlands 2.6%
Aalberts Industries NV	Machinery	547,971	15,187,381
Arcadis NV	Construction & Engineering	335,250	11,073,370
USG People NV	Professional Services	380,706	4,902,368
			31,163,119
Norway 1.1%
Ekornes ASA	Household Durables	629,300	8,124,783
Fred. Olsen Energy ASA	Energy Equipment & Services	221,710	5,198,942
			13,323,725
Russia 0.5%
[a,b] X5 Retail Group NV, GDR, Reg S	Food & Staples Retailing	347,670	6,584,870
Sierra Leone 0.1%
[a] African Minerals Ltd.	Metals & Mining	2,485,010	1,268,244
South Korea 7.1%
Binggrae Co. Ltd.	Food Products	119,438	10,705,960
BS Financial Group Inc.	Banks	1,145,273	18,973,066
Daum Communication Corp.	Internet Software & Services	79,242	12,900,951
DGB Financial Group Inc.	Banks	936,130	16,339,120
Sindoh Co. Ltd.	Technology Hardware, Storage & Peripherals	143,648	9,632,249
Youngone Corp.	Textiles, Apparel & Luxury Goods	312,788	17,457,648
			86,008,994
Spain 1.7%
Construcciones y Auxiliar de Ferrocarriles SA	Machinery	25,409	10,043,461
[c] Melia Hotels International SA	Hotels, Restaurants & Leisure	450,081	5,002,727
Tecnicas Reunidas SA	Energy Equipment & Services	111,139	6,076,621
			21,122,809

18 | Annual Report		franklintempleton.com

TEMPLETON GLOBAL SMALLER COMPANIES FUND
STATEMENT OF INVESTMENTS

	Industry	Shares/Units	Value
Common Stocks and Other Equity Interests (continued)
Sweden 0.4%
[a,d] D Carnegie & Co. AB	Real Estate Management & Development	1,176	$—
[c] Oriflame Cosmetics SA, SDR	Personal Products	240,230	4,587,723
			4,587,723
Switzerland 3.2%
[c] Logitech International SA	Technology Hardware, Storage & Peripherals	1,110,610	15,281,994
Nobel Biocare Holding AG	Health Care Equipment & Supplies	430,620	7,832,013
Panalpina Welttransport Holding AG	Air Freight & Logistics	42,970	6,097,790
Vontobel Holding AG	Capital Markets	272,678	10,096,985
			39,308,782
Taiwan 1.8%
Giant Manufacturing Co. Ltd.	Leisure Products	1,707,311	14,200,923
Tripod Technology Corp.	Electronic Equipment, Instruments & Components	3,773,000	7,665,722
			21,866,645
Thailand 0.9%
Hana Microelectronics PCL, fgn.	Electronic Equipment, Instruments & Components	8,794,600	10,664,708
United Kingdom 4.5%
Bellway PLC	Household Durables	236,410	6,262,220
Bovis Homes Group PLC	Household Durables	457,650	6,410,701
Devro PLC	Food Products	1,515,600	6,137,677
Greggs PLC	Food & Staples Retailing	1,373,280	12,467,404
Laird PLC	Electronic Equipment, Instruments & Components	2,411,500	11,662,897
UBM PLC	Media	455,240	4,782,707
[a] Vectura Group PLC	Pharmaceuticals	3,357,110	7,410,488
			55,134,094
United States 35.9%
AllianceBernstein Holding LP	Capital Markets	975,494	26,982,164
ArcBest Corp.	Road & Rail	456,410	16,385,119
Brocade Communications Systems Inc.	Communications Equipment	994,220	10,489,021
Columbia Sportswear Co.	Textiles, Apparel & Luxury Goods	274,220	20,884,595
[a] Deckers Outdoor Corp.	Textiles, Apparel & Luxury Goods	93,150	8,592,156
Education Realty Trust Inc.	Real Estate Investment Trusts (REITs)	814,800	8,873,172
The Finish Line Inc., A	Specialty Retail	314,930	9,331,376
FirstMerit Corp.	Banks	1,034,630	17,831,848
[a,c] Glu Mobile Inc.	Software	1,644,560	8,485,930
[a] Green Dot Corp.	Consumer Finance	434,530	8,208,272
GulfMark Offshore Inc., A	Energy Equipment & Services	402,470	16,183,319
[e] Heidrick & Struggles International Inc.	Professional Services	1,144,810	24,796,585
[a] Hibbett Sports Inc.	Specialty Retail	484,950	22,031,278
Hillenbrand Inc.	Machinery	718,100	24,013,264
Hyster-Yale Materials Handling Inc.	Machinery	176,200	13,583,258
[a] Investment Technology Group Inc.	Capital Markets	659,390	11,229,412
[a,c,e] JAKKS Pacific Inc.	Leisure Products	1,553,200	10,530,696
Janus Capital Group Inc.	Capital Markets	1,353,500	16,445,025
[a] LeapFrog Enterprises Inc.	Leisure Products	2,663,380	17,258,702
[a] Navistar International Corp.	Machinery	173,590	6,546,079
Simpson Manufacturing Co. Inc.	Building Products	584,770	18,899,766
SpartanNash Co.	Food & Staples Retailing	918,960	19,748,450
[a] Stillwater Mining Co.	Metals & Mining	1,267,200	23,519,232

franklintempleton.com		Annual Report | 19

TEMPLETON GLOBAL SMALLER COMPANIES FUND
STATEMENT OF INVESTMENTS

	Industry	Shares/Units	Value
Common Stocks and Other Equity Interests (continued)
United States (continued)
[a,c] Swift Energy Co.	Oil, Gas & Consumable Fuels	1,140,610	$12,945,923
[a] TTM Technologies Inc.	Electronic Equipment, Instruments & Components	801,880	6,134,382
[a] Tutor Perini Corp.	Construction & Engineering	698,250	20,863,710
[a] Unit Corp.	Energy Equipment & Services	178,760	11,764,196
[a] VASCO Data Security International Inc.	Software	616,400	9,104,228
[a,e] West Marine Inc.	Specialty Retail	1,454,630	15,957,291
			437,618,449
Total Common Stocks and
Other Equity Interests
(Cost $880,317,072)			1,142,090,157
Preferred Stocks
(Cost $8,611,612) 0.5%
Germany 0.5%
Draegerwerk AG & Co. KGAA, pfd.	Health Care Equipment & Supplies	67,600	6,400,100
Total Investments before Short
Term Investments
(Cost $888,928,684)			1,148,490,257
Short Term Investments
(Cost $41,902,750) 3.4%
[f] Investments from Cash Collateral
Received for Loaned Securities
Money Market Funds 3.4%
United States 3.4%
[g] BNY Mellon Overnight Government Fund,
0.053%		41,902,750	41,902,750
Total Investments
(Cost $930,831,434) 97.6%			1,190,393,007
Other Assets, less Liabilities
2.4%			29,441,783
Net Assets 100.0%			$1,219,834,790

See Abbreviations on page 33.

aNon-income producing.
bSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States.
Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. This security has been deemed liquid under guidelines approved by the Fund’s Board of Trustees.
cA portion or all of the security is on loan at August 31, 2014. See Note 1(c).
dSecurity has been deemed illiquid because it may not be able to be sold within seven days.
eSee Note 8 regarding holdings of 5% voting securities.
fSee Note 1(c) regarding securities on loan.
gThe rate shown is the annualized seven-day yield at period end.

20 | Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

TEMPLETON GLOBAL SMALLER COMPANIES FUND

Financial Statements

Statement of Assets and Liabilities
August 31, 2014

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$867,749,229
Cost - Non-controlled affiliated issuers (Note 8)	63,082,205
Total cost of investments	$930,831,434
Value - Unaffiliated issuers	$1,139,108,435
Value - Non-controlled affiliated issuers (Note 8)	51,284,572
Total value of investments (includes securities loaned in the amount $40,599,515)	1,190,393,007
Cash	67,401,981
Receivables:
Investment securities sold	2,928,707
Capital shares sold	2,177,083
Dividends and interest	1,675,714
Other assets	415
Total assets	1,264,576,907
Liabilities:
Payables:
Capital shares redeemed	1,141,527
Management fees	887,687
Distribution fees	266,809
Transfer agent fees	280,801
Payable upon return of securities loaned	41,902,750
Deferred tax	76,505
Accrued expenses and other liabilities	186,038
Total liabilities	44,742,117
Net assets, at value	$1,219,834,790
Net assets consist of:
Paid-in capital	$961,095,064
Undistributed net investment income	3,539,535
Net unrealized appreciation (depreciation)	259,488,024
Accumulated net realized gain (loss)	(4,287,833)
Net assets, at value	$1,219,834,790

franklintempleton.com

The accompanying notes are an integral part of these financial statements. | Annual Report | 21

TEMPLETON GLOBAL SMALLER COMPANIES FUND
FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)
August 31, 2014

Class A:
Net assets, at value	$1,082,872,904
Shares outstanding	117,691,282
Net asset value per share[a]	$9.20
Maximum offering price per share (net asset value per share ÷ 94.25%)	$9.76
Class C:
Net assets, at value	$47,636,255
Shares outstanding	5,395,052
Net asset value and maximum offering price per share[a]	$8.83
Class R6:
Net assets, at value	$26,370,919
Shares outstanding	2,851,546
Net asset value and maximum offering price per share	$9.25
Advisor Class:
Net assets, at value	$62,954,712
Shares outstanding	6,815,064
Net asset value and maximum offering price per share	$9.24

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.
22 | Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON GLOBAL SMALLER COMPANIES FUND
FINANCIAL STATEMENTS

Statement of Operations
for the year ended August 31, 2014

Investment income:
Dividends: (net of foreign taxes of $1,792,692)
Unaffiliated issuers	$17,835,084
Non-controlled affiliated issuers (Note 8)	577,461
Interest	1,932
Income from securities loaned	1,265,325
Total investment income	19,679,802
Expenses:
Management fees (Note 3a)	9,419,544
Administrative fees (Note 3b)	1,105,198
Distribution fees: (Note 3c)
Class A	2,611,748
Class C	462,259
Transfer agent fees: (Note 3e)
Class A	1,799,203
Class C	79,607
Class R6	120
Advisor Class	179,443
Custodian fees (Note 4)	141,776
Reports to shareholders	162,304
Registration and filing fees	105,714
Professional fees	79,843
Trustees’ fees and expenses	100,289
Other	36,835
Total expenses	16,283,883
Net investment income	3,395,919
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	89,734,390
Foreign currency transactions	(314,967)
Net realized gain (loss)	89,419,423
Net change in unrealized appreciation (depreciation) on:
Investments	102,776,724
Translation of other assets and liabilities denominated in foreign currencies	109,681
Change in deferred taxes on unrealized appreciation	(76,505)
Net change in unrealized appreciation (depreciation)	102,809,900
Net realized and unrealized gain (loss)	192,229,323
Net increase (decrease) in net assets resulting from operations	$195,625,242

franklintempleton.com

The accompanying notes are an integral part of these financial statements. | Annual Report | 23

TEMPLETON GLOBAL SMALLER COMPANIES FUND
FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Year Ended August 31,
	2014	2013
Increase (decrease) in net assets:
Operations:
Net investment income	$3,395,919	$6,955,524
Net realized gain (loss) from investments and foreign currency transactions	89,419,423	57,754,548
Net change in unrealized appreciation (depreciation) on investments, translation of other assets
and liabilities denominated in foreign currencies and deferred taxes	102,809,900	139,069,817
Net increase (decrease) in net assets resulting from operations	195,625,242	203,779,889
Distributions to shareholders from:
Net investment income:
Class A	(2,577,758)	(11,272,741)
Class C	—	(269,735)
Class R6	(37)	—
Advisor Class	(741,716)	(2,061,929)
Total distributions to shareholders	(3,319,511)	(13,604,405)
Capital share transactions: (Note 2)
Class A	28,807,870	8,305,557
Class B	—	(458,067)
Class C	1,006,890	(1,570,949)
Class R6	25,633,008	5,000
Advisor Class	(100,451,266)	(1,377,132)
Total capital share transactions	(45,003,498)	4,904,409
Net increase (decrease) in net assets	147,302,233	195,079,893
Net assets:
Beginning of year	1,072,532,557	877,452,664
End of year	$1,219,834,790	$1,072,532,557
Undistributed net investment income included in net assets:
End of year	$3,539,535	$3,547,404

24 | Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

TEMPLETON GLOBAL SMALLER COMPANIES FUND

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Templeton Global Smaller Companies Fund (Fund) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end management investment company. The Fund offers four classes of shares: Class A, Class C, Class R6, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Fund’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in non-registered money market funds are valued at the closing net asset value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

franklintempleton.com

Annual Report

| 25

TEMPLETON GLOBAL SMALLER COMPANIES FUND

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting

Policies (continued)

a. Financial Instrument Valuation (continued)

Also, when the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Lending

The Fund participates in an agency based securities lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in a non-registered money fund as indicated on the Statement of Investments. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

d. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of August 31, 2014, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

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NOTES TO FINANCIAL STATEMENTS

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At August 31, 2014, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

			Year Ended August 31,
		2014			2013
	Shares		Amount	Shares	Amount
Class A Shares:
Shares sold	26,837,570	$235,968,328		21,872,236	$162,224,042
Shares issued in reinvestment of distributions	267,626		2,357,786	1,470,109	10,070,246
Shares redeemed	(23,650,619)	(209,518,244)		(22,783,857)	(163,988,731)
Net increase (decrease)	3,454,577		$28,807,870	558,488	$8,305,557
Class B Shares[a]:
Shares sold				682	$4,321
Shares redeemed				(70,218)	(462,388)
Net increase (decrease)				(69,536)	$(458,067)
Class C Shares:
Shares sold	1,039,506		$8,857,891	875,497	$6,183,553
Shares issued in reinvestment of distributions	—		—	35,428	235,241
Shares redeemed	(919,315)		(7,851,001)	(1,168,004)	(7,989,743)
Net increase (decrease)	120,191		$1,006,890	(257,079)	$(1,570,949)

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TEMPLETON GLOBAL SMALLER COMPANIES FUND

NOTES TO FINANCIAL STATEMENTS

2. Shares of Beneficial Interest (continued)
		Year Ended August 31,
		2014		2013
	Shares	Amount	Shares	Amount
Class R6 Shares[b]:
Shares sold	3,029,935	$27,262,202	673	$5,000
Shares redeemed	(179,062)	(1,629,194)	—	—
Net increase (decrease)	2,850,873	$25,633,008	673	$5,000
Advisor Class Shares:
Shares sold	3,612,754	$32,422,765	2,584,735	$18,937,131
Shares issued in reinvestment of distributions	78,708	694,990	282,548	1,938,283
Shares redeemed	(14,832,236)	(133,569,021)	(3,145,132)	(22,252,546)
Net increase (decrease)	(11,140,774)	$(100,451,266)	(277,849)	$(1,377,132)

[a]Effective March 22, 2013, all Class B shares were converted to Class A.
[b]For the period May 1, 2013 (effective date) to August 31, 2013.

3. Transactions with Affiliates
Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton
Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:
Subsidiary	Affiliation
Franklin Templeton Investment Corp. (FTIC)	Investment manager
Templeton Investment Counsel, LLC (TIC)	Investment manager – sub-advisor
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees
The Fund pays an investment management fee to FTIC based on the average daily net assets of the Fund as follows:
Annualized Fee Rate	Net Assets
0.900%	Up to and including $200 million
0.885%	Over $200 million, up to and including $700 million
0.850%	Over $700 million, up to and including $1 billion
0.830%	Over $1 billion, up to and including $1.2 billion
0.805%	Over $1.2 billion, up to and including $5 billion
0.785%	Over $5 billion, up to and including $10 billion
0.765%	Over $10 billion, up to and including $15 billion
0.745%	Over $15 billion, up to and including $20 billion
0.725%	In excess of $20 billion

Effective June 1, 2014, the Fund combined its investment management and administration agreements as approved by the Board.

The fees paid under the combined agreement do not exceed the aggregate fees that were paid under the separate agreements.

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TEMPLETON GLOBAL SMALLER COMPANIES FUND
NOTES TO FINANCIAL STATEMENTS

Prior to June 1, 2014, the Fund paid fees to FTIC based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.750%	Up to and including $1 billion
0.730%	Over $1 billion, up to and including $5 billion
0.710%	Over $5 billion, up to and including $10 billion
0.690%	Over $10 billion, up to and including $15 billion
0.670%	Over $15 billion, up to and including $20 billion
0.650%	In excess of $20 billion

Under a subadvisory agreement, TIC, an affiliate of FTIC, provides subadvisory services to the Fund. The subadvisory fee is paid by FTIC based on the Fund’s average daily net assets and is not an additional expense of the Fund.

b. Administrative Fees
Effective June 1, 2014, under an agreement with FTIC, FT Services provides administrative services to the Fund. The fee is paid by
FTIC based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

Prior to June 1, 2014, the Fund paid FT Services for administrative services. The Fund paid administrative fees based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	Over $200 million, up to and including $700 million
0.100%	Over $700 million, up to and including $1.2 billion
0.075%	In excess of $1.2 billion

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class C	1.00%

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated broker/dealers	$696,073
CDSC retained	$5,913

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TEMPLETON GLOBAL SMALLER COMPANIES FUND
NOTES TO FINANCIAL STATEMENTS

3.	Transactions with Affiliates (continued)
e.	Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended August 31, 2014, the Fund paid transfer agent fees of $2,058,373, of which $908,856 was retained by Investor Services.

f. Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.01% until December 31, 2015. There were no Class R6 transfer agent fees waived during the year ended August 31, 2014.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended August 31, 2014, there were no credits earned.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

During the year ended August 31, 2014, the Fund utilized $86,469,348 of capital loss carryforwards.

The tax character of distributions paid during the years ended August 31, 2014 and 2013, was as follows:

	2014	2013
Distributions paid from ordinary income	$3,319,511	$13,604,405

At August 31, 2014, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$937,126,852

Unrealized appreciation	$334,163,075
Unrealized depreciation	(80,896,920)
Net unrealized appreciation (depreciation)	$253,266,155

Undistributed ordinary income	$3,975,490
Undistributed long term capital gains	1,589,701
Distributable earnings	$5,565,191

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of passive foreign investment company shares and pass-through entity income.

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TEMPLETON GLOBAL SMALLER COMPANIES FUND
NOTES TO FINANCIAL STATEMENTS

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended August 31, 2014, aggregated $292,644,720 and $331,719,105, respectively.

7. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for the Fund for the year ended August 31, 2014, were as shown below.

	Number of			Number of
	Shares Held			Shares Held
	at Beginning	Gross	Gross	at End	Value at End	Investment	Realized
Name of Issuer	of Year	Additions	Reductions	of Year	of Year	Income	Gain (Loss)
Non-Controlled Affiliates
Heidrick & Struggles
International Inc.	990,670	154,140	—	1,144,810	$24,796,585	$577,461	$—
JAKKS Pacific Inc.	1,527,120	26,080	—	1,553,200	10,530,696	—	—
West Marine Inc.	1,235,180	219,450	—	1,454,630	15,957,291	—	—
Total Affiliated Securities (Value is 4.20% of Net Assets)					$51,284,572	$577,461	$—

9. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matures on February 13, 2015. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the year ended August 31, 2014, the Fund did not use the Global Credit Facility.

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TEMPLETON GLOBAL SMALLER COMPANIES FUND
NOTES TO FINANCIAL STATEMENTS

10. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of August 31, 2014, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2		Level 3	Total
Assets:
Investments in Securities:
Equity Investments[a,b]	$1,148,490,257	$—	$	—[c]	$1,148,490,257
Short Term Investments	—	41,902,750		—	41,902,750
Total Investments in Securities	$1,148,490,257	$41,902,750		$—	$1,190,393,007

aFor detailed categories, see the accompanying Statement of Investments.
bIncludes common and preferred stocks as well as other equity investments.
cIncludes securities determined to have no value at August 31, 2014.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the year.

11. New Accounting Pronouncements

In June 2013, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2013-08, Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The ASU modifies the criteria used in defining an investment company under U.S. Generally Accepted Accounting Principles and also sets forth certain measurement and disclosure requirements. Under the ASU, an entity that is registered under the 1940 Act automatically qualifies as an investment company. The ASU is effective for interim and annual reporting periods beginning after December 15, 2013. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

In June 2014, FASB issued ASU No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Management is currently evaluating the impact, if any, of applying this provision.

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TEMPLETON GLOBAL SMALLER COMPANIES FUND
NOTES TO FINANCIAL STATEMENTS

12. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations
Selected Portfolio

GDR Global Depositary Receipt
SDR Swedish Depositary Receipt

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TEMPLETON GLOBAL SMALLER COMPANIES FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Templeton Global Smaller Companies Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Global Smaller Companies Fund (the “Fund”) at August 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2014 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
October 17, 2014

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Tax Information (unaudited)

Under Section 854(b)(1)(A) of the Internal Revenue Code (Code), the Fund hereby reports 100.00% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended August 31, 2014.

Under Section 854(b)(1)(B) of the Code, the Fund hereby reports the maximum amount allowable but no less than $12,743,814 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended August 31, 2014. Distributions, including qualified dividend income, paid during calendar year 2014 will be reported to shareholders on Form 1099-DIV by mid-February 2015. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At August 31, 2013, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This written statement will allow shareholders of record on December 19, 2013, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income, and foreign source qualified dividends as reported by the Fund, to Class A, Class C, Class R6, and Advisor Class shareholders of record.

	Foreign Tax Paid	Foreign Source	Foreign Source Qualified
Class	Per Share	Income Per Share	Dividends Per Share
Class A	$0.0115	$0.0436	$0.0246
Class C	$0.0115	$0.0047	$0.0027
Class R6	$0.0115	$0.0670	$0.0378
Advisor Class	$0.0115	$0.0567	$0.0319

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

Foreign Source Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.1

By mid-February 2014, shareholders received Form 1099-DIV which included their share of taxes paid and foreign source income distributed during the calendar year 2013. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2013 individual income tax returns.

1Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

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TEMPLETON GLOBAL SMALLER COMPANIES FUND

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Harris J. Ashton (1932)	Trustee	Since 1992	138	Bar-S Foods (meat packing company)
300 S.E. 2nd Street				(1981-2010).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive
Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Ann Torre Bates (1958)	Trustee	Since 2008	36	Navient Corporation (loan
300 S.E. 2nd Street				management, servicing and asset
Fort Lauderdale, FL 33301-1923				recovery) (May 2014), Ares Capital
				Corporation (specialty finance
				company) (2010-present), United
				Natural Foods, Inc. (distributor of
				natural, organic and specialty foods)
				(2013-present), Allied Capital
				Corporation (financial services)
				(2003-2010) and SLM Corporation
				(Sallie Mae) (1997-2014).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Frank J. Crothers (1944)	Trustee Since	26		Talon Metals Corp. (mining
300 S.E. 2nd Street	2004			exploration), Fortis, Inc. (utility holding
Fort Lauderdale, FL 33301-1923				company) and AML Foods Limited
				(retail distributors).

Principal Occupation During at Least the Past 5 Years:
Director and Vice Chairman, Caribbean Utilities Company, Ltd.; director of various other private business and nonprofit organizations; and
formerly, Chairman, Atlantic Equipment and Power Ltd. (1977-2003).

Edith E. Holiday (1952)	Lead	Trustee since	138	Hess Corporation (exploration and
300 S.E. 2nd Street	Independent	2004 and Lead		refining of oil and gas), H.J. Heinz
Fort Lauderdale, FL 33301-1923	Trustee	Independent		Company (processed foods and
		Trustee since		allied products) (1994-2013), RTI
		2007		International Metals, Inc. (manufacture
				and distribution of titanium), Canadian
				National Railway (railroad) and White
				Mountains Insurance Group, Ltd.
				(holding company).

Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the
Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant
Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

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TEMPLETON GLOBAL SMALLER COMPANIES FUND

Independent Board Members (continued)

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

J. Michael Luttig (1954)	Trustee	Since 2009	138	Boeing Capital Corporation
300 S.E. 2nd Street				(aircraft financing) (2006-2013).
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company); and formerly,
Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

David W. Niemiec (1949)	Trustee	Since 2005	33	Emeritus Corporation (assisted
300 S.E. 2nd Street				living) (1999-2010) and OSI
Fort Lauderdale, FL 33301-1923				Pharmaceuticals, Inc. (pharmaceutical
				products) (2006-2010).

Principal Occupation During at Least the Past 5 Years:
Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon
Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial
Officer, Dillon, Read & Co. Inc. (1982-1997).

Frank A. Olson (1932)	Trustee	Since 2004	138	Hess Corporation (exploration and
300 S.E. 2nd Street				refining of oil and gas) (1998-2013).
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Chairman Of the Board, The Hertz Corporation (car rental) (1980-2000) and Chief Executive
Officer (1977-1999); Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines) (June-December 1987).

Larry D. Thompson (1945)	Trustee	Since 2005	138	Cbeyond, Inc. (business communica-
300 S.E. 2nd Street				tions provider) (2010-2012), The
Fort Lauderdale, FL 33301-1923				Southern Company (energy company)
				(2010-2012) and Graham Holdings
				Company (formerly, The Washington
				Post Company) (education and media
				organization).

Principal Occupation During at Least the Past 5 Years:
Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-present);
and formerly, John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2011-2012); Senior Vice
President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution
(2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice
(2001-2003).

Constantine D. Tseretopoulos Trustee		Since 2004	26	None
(1954)
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:
Physician, Chief of Staff, owner and operator of the Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and
formerly, Cardiology Fellow, University of Maryland (1985-1987); and Internal Medicine Resident, Greater Baltimore Medical Center
(1982-1985).

Robert E. Wade (1946)	Trustee	Since 2006	43	El Oro Ltd (investments).
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice (1972-2008) and member of various boards.

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TEMPLETON GLOBAL SMALLER COMPANIES FUND

Interested Board Members and Officers

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

**Gregory E. Johnson (1961)	Trustee	Since 2007	148	None
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman, Director, President and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments; and Chairman, Investment Company Institute.

**Rupert H. Johnson, Jr. (1940) Chairman of		Chairman of the	138	None
One Franklin Parkway	the Board and	Board and Trustee
San Mateo, CA 94403-1906	Trustee and	since 2013, and
	Vice President	Vice President
since 1996

Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Norman J. Boersma (1957)	President and	Since 2012	Not Applicable	Not Applicable
Lyford Cay	Chief Executive
Nassau, Bahamas	Officer –
Investment
Management

Principal Occupation During at Least the Past 5 Years:
Director, President and Chief Executive Officer, Templeton Global Advisors Ltd.; Chief Investment Officer of Templeton Global Equity Group;
officer of six of the investment companies in Franklin Templeton Investments; and formerly, Executive Vice President, Franklin Templeton
Investments Corp. (1993-2014).

Laura F. Fergerson (1962)	Chief Executive Since 2009		Not Applicable	Not Applicable
One Franklin Parkway	Officer –
San Mateo, CA 94403-1906	Finance and
Administration
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton
Investments; and formerly, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

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TEMPLETON GLOBAL SMALLER COMPANIES FUND

Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Steven J. Gray (1955)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin
Alternative Strategies Advisers, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Selena L. Holmes (1965)	Vice President	Since 2012	Not Applicable	Not Applicable
100 Fountain Parkway	– AML
St. Petersburg, FL 33716-1205	Compliance

Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance Monitoring; Deputy Chief Compliance Officer, Franklin Alternative Strategies Advisers, LLC; Vice President,
Franklin Templeton Companies, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972)	Vice President	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Secretary, Fiduciary Trust International of the South; Vice
President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

Mark H. Otani (1968)	Treasurer, Chief Since 2009		Not Applicable	Not Applicable
One Franklin Parkway	Financial Officer
San Mateo, CA 94403-1906	and Chief
Accounting
Officer

Principal Occupation During at Least the Past 5 Years:
Director, Global Fund Accounting Operations, Franklin Templeton Investments; and officer of 14 of the investment companies in Franklin
Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer

Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments
(2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 46 of the investment companies in Franklin Templeton
Investments.

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TEMPLETON GLOBAL SMALLER COMPANIES FUND

Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964)	Secretary and	Secretary since	Not Applicable	Not Applicable
300 S.E. 2nd Street	Vice President	2013 and Vice
Fort Lauderdale, FL 33301-1923		President since
2011

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; Vice President, Fiduciary Trust International of the South; and officer of 46 of the investment companies in Franklin Templeton Investments

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.
**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin
Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.
Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the U.S. Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit
Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated each of Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that Ms. Bates and Mr. Niemiec qualify as such an expert in view of their extensive business background and experience.
Ms. Bates has served as a member of the Fund Audit Committee since 2008. She currently serves as a director of Navient Corporation (May 2014), Ares Capital
Corporation and United Natural Foods, Inc. and was formerly a director of SLM Corporation from 1997 to 2014 and Allied Capital Corporation from 2003 to 2010,
Executive Vice President and Chief Financial Officer of NHP Incorporated and Vice President and Treasurer of US Airways, Inc. Mr. Niemiec has served as a mem-
ber of the Fund Audit Committee since 2005, currently serves as an Advisor to Saratoga Partners and was formerly its Managing Director from 1998 to 2001.
Mr. Niemiec was formerly a director of Emeritus Corporation from 1999 to 2010 and OSI Pharmaceuticals, Inc. from 2006 to 2010, Managing Director of SBC
Warburg Dillon Read from 1997 to 1998, and was Vice Chairman from 1991 to 1997 and Chief Financial Officer from 1982 to 1997 of Dillon, Read & Co. Inc. As a result of such background and experience, the Board believes that Ms. Bates and Mr. Niemiec have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the
Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Ms. Bates and
Mr. Niemiec are independent Board members as that term is defined under the applicable U.S. Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request.
Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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TEMPLETON GLOBAL SMALLER COMPANIES FUND

Shareholder Information

Board Review of Investment Management Agreement

At a meeting held May 15, 2014, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for the Fund. In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for the Fund, along with periodic reports on expenses, shareholder services, legal and compliance matters, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for the Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Lipper report compared the Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant, and a three-year expense analysis with an explanation for any increase in expense ratios. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Fund by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and an analysis concerning transfer agent fees charged by an affiliate of the Manager.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreement for the Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENTAND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continual efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned well during the Florida hurricanes and blackouts experienced in previous years and that those operations in the New York/New Jersey area ran smoothly during the period of the 2012 Hurricane Sandy. Among other factors taken into account by the Board were the Manager’s best execution trading policies, including a favorable report by an independent portfolio trading analytical firm, which also covered FOREX transactions. Consideration was also given to the experience of the Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. The Board also took into account the transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager and the continuous enhancements to the Franklin Templeton website. Particular attention was given to management’s conservative approach and diligent risk management procedures, including continual monitoring of

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TEMPLETON GLOBAL SMALLER COMPANIES FUND

SHAREHOLDER INFORMATION

counterparty credit risk and attention given to derivatives and other complex instruments including expanded collateralization requirements. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its subsidization of money market funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing such performance was given to the Lipper report furnished for the agreement renewal. The Lipper report prepared for the Fund showed the investment performance of its Class A shares for the one-year period ended February 28, 2014, as well as the previous 10 years ended on such date in comparison to a performance universe consisting of the Fund and all retail and institutional global small/mid-cap funds as selected by Lipper. On a comparative basis, the Lipper report showed the Fund’s total return to be in the second-lowest performing quintile of such performance universe for the one-year period, and on an annualized basis to be in the lowest performing quin-tile of such performance universe for the previous three-year period, the second-highest quintile of such universe for the previous five-year period, and the second-lowest performing quintile of such performance universe for the previous 10-year period. In discussing such comparative performance, the Fund’s portfolio managers referred to certain investment positions, but explained that underperformance largely reflected the Fund’s adherence to its strict value disciplined approach to investing, which limited the acquisition of the type of riskier securities that had performed well under recent market conditions. The Board found such performance to be acceptable in view of such explanation, noting that the Fund’s total return as shown in the Lipper report was 23.98% for the one-year period, and for the previous annualized three-, five- and 10-year periods was 7.37%, 25.89% and 7.82%, respectively.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fee and total expense ratio of the Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund’s contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of a management fee, and total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The results of such expense comparisons showed that the contractual investment management fee rate for the Fund was less than six basis points above the median of its Lipper expense group while its actual total expense ratio was less than five basis points above the median of such expense group. The Board found the contractual investment management fee rate and total expense ratio of the Fund in comparison to its Lipper expense group to be acceptable.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2013, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, the Board recognized that allocation methodologies are inherently subjective and various allocation methodologies may be reasonable while producing different results. In this respect, the Board noted that while management continually makes refinements to its methodologies in response to organizational and product related changes, the overall approach as defined by the primary drivers and activity measurements has remained consistent with that used in the Fund’s profitability report presentations from prior years. Additionally, the Fund’s independent registered public accounting firm had been engaged by the Manager to periodically review the reasonableness of the allocation methodologies to be used solely by the Fund’s Board in reference to the profitability

42 | Annual Report

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TEMPLETON GLOBAL SMALLER COMPANIES FUND

SHAREHOLDER INFORMATION

analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided the Fund, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes-Oxley and Dodd-Frank Acts and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services and potential benefits resulting from allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with a fund and its shareholders through management fee breakpoints so that as a fund grows in size, its effective management fee rate declines. The Fund’s investment management agreement provides a fee at the rate of 0.75% on the first $1 billion of Fund net assets; 0.73% on the next $4 billion of Fund net assets; with further breakpoints continuing thereafter up to the $20 billion level of Fund net assets. The Fund is also charged a separate fee for administrative services at the rate of 0.15% on the first $200 million of Fund net assets, 0.135% on the next $500 million of Fund net assets, 0.100% on the next $500 million of Fund net assets, and 0.075% on assets above the $1.2 billion level. At the end of 2013, the Fund’s net assets were approximately $1.27 billion, and to the extent economies of scale may be realized by the Manager and its affiliates through growth of the Fund, the Board believes the schedule of fees under the investment management agreement provides a sharing of benefits with the Fund and its shareholders.

At the May 15, 2014, Board meeting, the Board eliminated the separate investment management and administrative agreements and approved a new form of investment management agreement for the Fund combining such services. In approving the new form of investment management agreement, the Board took into account that the types of services would be the same as that charged under the previous separate agreements and that the aggregate fee, including breakpoints, would be the same as that charged under the previous separate agreements. The Board also noted that combining such services was consistent with Lipper’s methodology of considering contractual investment management fees to include any separately charged administrative fee.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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TEMPLETON GLOBAL SMALLER COMPANIES FUND

SHAREHOLDER INFORMATION

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

44 | Annual Report

franklintempleton.com

Annual Report and Shareholder Letter
Templeton Global Smaller Companies Fund

Investment Manager
Franklin Templeton Investments Corp.

Subadvisor
Templeton Investment Counsel, LLC

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN® / 342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2014 Franklin Templeton Investments. All rights reserved.	103 A 10/14

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is David W. Niemiec and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a)   Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $42,583 for the fiscal year ended August 31, 2014 and $43,872 for the fiscal year ended August 31, 2013.

(b)   Audit-Related Fees

The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4 were $2,894 for the fiscal year ended August 31, 2014 and $2,894 for the fiscal year ended August 31, 2013. The services for which these fees were paid included attestation services.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)   Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $3,830 for the fiscal year ended August 31, 2014 and $3,100 for the fiscal year ended August 31, 2013. The services for which these fees were paid included technical tax consultation for capital gain tax and withholding tax reporting for foreign governments and requirements on local country’s self-certification forms.

(d)   All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant, other than the services reported in paragraphs (a)-(c) of Item 4 were $382 for the fiscal year ended August 31, 2014 and $0 for the fiscal year ended August 31, 2013. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, other than the services reported in paragraphs (a)-(c) of Item 4 were $159,354 for the fiscal year ended August 31, 2014 and $39,194 for the fiscal year ended August 31, 2013. The services for which these fees were paid included preparation and review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i)   pre-approval of all audit and audit related services;

      (ii)  pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

      (iv)  establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $166,460 for the fiscal year ended August 31, 2014 and $45,188 for the fiscal year ended August 31, 2013.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.                    N/A

Item 6. Schedule of Investments.                                  N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.                                  N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies.  N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.                                N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls.  There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON GLOBAL SMALLER COMPANIES FUND

By /s/ LAURA F. FERGERSON

   Laura F. Fergerson

   Chief Executive Officer –

   Finance and Administration

Date:  October 24, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ LAURA F. FERGERSON

   Laura F. Fergerson

   Chief Executive Officer –

   Finance and Administration

Date:  October 24, 2014

By /s/ MARK H. OTANI

   Mark H. Otani

   Chief Financial Officer and

   Chief Accounting Officer

Date:  October 24, 2014